UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2017 (March 23, 2017)

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street Suite 700 Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (615) 732-6400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrants’ Certifying Accountant.

The Audit Committee (the “Audit Committee”) of the Boards of Directors of CapStar Financial Holdings, Inc. and CapStar Bank (collectively, the “Company”) completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The Audit Committee invited several firms, including its then-incumbent independent registered public accounting firm, KPMG LLP, to participate in this process.

As a result of this process and following careful deliberation, on March 23, 2017, the Audit Committee decided not to renew KPMG LLP’s contract to serve as the Company’s independent registered public accounting firm. The Audit Committee’s decision not to renew became effective March 27, 2017 upon the completion of a regulatory audit being conducted by KPMG LLP on behalf of the Company and was formally communicated to KPMG LLP by the Company on March 28, 2017.

During the Company’s fiscal years ended December 31, 2015 and 2016, and the subsequent interim period through March 28, 2017, there were (i) no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements for the relevant year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of KPMG LLP on the consolidated financial statements of the Company as of December 31, 2015 and 2016, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided KPMG LLP with a copy of this Form 8-K prior to its filing with the United States Securities and Exchange Commission (the “SEC”) and requested that KPMG LLP furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of KPMG LLP’s letter dated March 29, 2017 is attached as Exhibit 16.1 to this Form 8-K.

On March 23, 2017, based upon the recommendation and approval of the Audit Committee, the Company also appointed Elliot Davis Decosimo, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The Company’s engagement of Elliot Davis Decosimo, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 became effective March 27, 2017 upon the execution of an engagement letter on such date. During the Company’s fiscal years ended December 31, 2015 and 2016, and the subsequent interim period through March 28, 2017, neither the Company, nor anyone on its behalf, consulted with Elliot Davis Decosimo, LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” (within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 16.1        Letter to Securities and Exchange Commission from KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Robert B. Anderson
Robert B. Anderson
Chief Financial Officer and
Chief Administrative Officer

Date: March 29, 2017

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from KPMG LLP